Exhibit 10.3

Lender Loan Number:  534405096

Property Name:  Watercrest at Mansfield

When Recorded Return to:

James J. Schwert, Esquire

Oppenheimer Wolff & Donnelly LLP

Campbell Mithun Tower – Suite 2000

222 South Ninth Street

Minneapolis, MN 55402-3338

ASSUMPTION AGREEMENT

(CME AND PORTFOLIO)

(FOR USE WITH LOAN AGREEMENT FORMS)

(Revised 5-25-2012)

THIS ASSUMPTION AGREEMENT (“Assumption Agreement”) is entered into effective as of the 30th day of June, 2014, by and among WATERVIEW AT MANSFIELD INVESTORS, L.P., a Texas limited partnership (“Original Borrower”), CHP WATERCREST AT MANSFIELD TX OWNER, LLC, a Delaware limited liability company (“New Borrower”), and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-K36 (“Lender”).

RECITALS

A.	Original Borrower obtained a mortgage loan (“Loan”) from KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation (“Original Lender”), which Loan is secured by certain Land and Improvements (“Property”), located in Mansfield, Tarrant County, Texas. The Land is more particularly described in Exhibit A, attached to this Assumption Agreement.

B.	Original Borrower executed a promissory note evidencing the Loan, dated May 28, 2013, in the original principal amount of $27,700,000.00, payable to Original Lender (“Note”), and a Multifamily Loan and Security Agreement (“Loan Agreement”) further setting forth the terms of the Loan.

C.	To secure repayment of the Loan, Original Borrower executed and delivered to Original Lender a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (“Security Instrument”) of even date with the Note, which is recorded in the land records of Tarrant County, Texas (“Land Records”) as Instrument No. D213134426. The term “Original Loan Documents” means the Note, the Security Instrument, the Loan Agreement, all guaranties, all indemnity agreements, all collateral agreements, UCC filings, or any other documents now or in the future executed by Original Borrower or New Borrower, any guarantor or any other Person in connection with the Loan evidenced by the Note, as such documents may be amended from time to time.

D.	Original Lender endorsed the Note to the order of the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Original Lender assigned the Loan Agreement and other Original Loan Documents to Freddie Mac, and by instrument dated Mary 28, 2013 filed for record on May 29, 2013 in the Land Records as Instrument No. D213135011 sold, assigned, and transferred all right, title, and interest of Original Lender in and to the Security Instrument to Freddie Mac. Freddie Mac endorsed the Note to the order of the Lender, and Freddie Mac sold, assigned, and transferred all right, title, and interest of Freddie Mac in and to the Security Instrument and the other Loan Documents to Lender. Lender is now the owner and holder of the Note and owner of the Loan.

E.	Original Borrower has transferred or has agreed to transfer all of its right, title, and interest in and to the Mortgaged Property to New Borrower and New Borrower has agreed to assume all of Original Borrower’s rights, obligations, and liabilities created or arising under certain of the Original Loan Documents, including the Security Instrument, with certain modifications, if any to the Security Instrument, as set forth in Exhibit B to this Assumption Agreement (“Assumption”).

F.	Capitalized terms not defined in this Assumption Agreement will have the meanings given to them in the Security Instrument.

AGREEMENT

NOW, THEREFORE, in consideration of these premises, the mutual covenants contained in this Assumption Agreement and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1.	Assumption of Obligations. New Borrower covenants, promises, and agrees that New Borrower, jointly and severally if more than one, will unconditionally assume and be bound by all terms, provisions, and covenants of the Note and the Security Instrument as if New Borrower had been the original maker of the Note and Security Instrument. New Borrower will pay all sums to be paid and perform each and every obligation to be paid or performed by Original Borrower under and in accordance with the terms and conditions of the Note, Security Instrument, the Loan Agreement and all other Original Loan Documents assumed by New Borrower. Notwithstanding the foregoing, however, New Borrower and Lender will enter into an Amendment to Loan Agreement to modify certain terms of the Loan Agreement.

2.	Modification of Security Instrument. New Borrower and Lender agree that the provisions of the Security Instrument are modified as set forth in Exhibit B to this Assumption Agreement.

3.	Lender’s Consent. Subject to the satisfaction of all conditions set forth in this Assumption Agreement, Lender consents to the Assumption.

4.	Miscellaneous.

(a)	This Assumption Agreement will be binding upon and will inure to the benefit of the parties to the Assumption Agreement and their respective heirs, successors, and permitted assigns.

(b)	Except as expressly modified by this Assumption Agreement, the Security Instrument will be unchanged and remain in full force and effect, and is hereby expressly approved, ratified, and confirmed. No provision of this Assumption Agreement that is held to be inoperative, unenforceable or invalid will affect the remaining provisions, and to this end all provisions of this Assumption Agreement are declared to be severable.

(c)	Time is of the essence of this Assumption Agreement.

(d)	This Assumption Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

(e)	This Assumption Agreement will be construed in accordance with the laws of the Property Jurisdiction.

(f)	This Assumption Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

5.	Executed Original. An executed original of this Assumption Agreement will be recorded in the Land Records as a modification to the Security Instrument.

6.	State Specific Requirements. THE LOAN EVIDENCED BY THIS AGREEMENT DOES NOT SECURE PROPERTY LOCATED IN THE STATE OF FLORIDA. THIS AGREEMENT WAS EXECUTED IN THE STATE OF FLORIDA. ACCORDINGLY, DOCUMENTARY STAMP TAX IN THE AMOUNT OF $2,450 WILL BE PAID BY TRANSFEREE TO THE FLORIDA DEPARTMENT OF REVENUE UPON EXECUTION AND DELIVERY OF THIS AGREEMENT.

7.	Attached Exhibits. The following Exhibits, if marked with an “X”, are attached to this Assumption Agreement:

[X]  Exhibit A          Legal Description of the Land (required)

[X]  Exhibit B          Modifications to Security Instrument

[   ]  Exhibit C          Modifications to Assumption Agreement

IN WITNESS WHEREOF, the parties have executed this Assumption Agreement as of the date written above.

Original Borrower executes this Assumption Agreement solely to acknowledge New Borrower’s assumption of the Loan, without Original Borrower incurring any newly-created obligations or liabilities by its execution of this Assumption Agreement.

ORIGINAL BORROWER:

WATERVIEW AT MANSFIELD INVESTORS, L.P., a Texas limited partnership

By:	Waterview at Mansfield GenPar II, LLC, a Delaware limited liability company

Its:	General Partner

By: /s/ Richard E. Simmons
Name: Richard E. Simmons
Title: President

Address for Notice to Original Borrower:
3110 W. Southlake Boulevard, Suite 120
Southlake, Texas 76092

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on June 26, 2014, by Richard E. Simmons, the President of Waterview at Mansfield GenPar II, LLC, a Delaware limited liability company, the General Partner of WATERVIEW AT MANSFIELD INVESTORS, L.P., a Texas limited partnership, on behalf of said limited partnership.

/s/ Kara E. Lombardi

Notary Public

Printed Name: Kara E. Lombardi

My Commission Expires: November 30, 2016

NEW BORROWER:

CHP WATERCREST AT MANSFIELD TX OWNER, LLC, a Delaware limited liability company

By: /s/ Joshua J. Taube
Name: Joshua J. Taube
Title: Senior Vice President

Address for Notice to New Borrower:
c/o CNL Healthcare Properties, Inc.
450 South Orange Avenue, Suite 1200
Orlando, Florida 32801-3336

Signed, sealed and delivered in the

presence of:

/s/ Patti Cook

Unofficial Witness

/s/ Caren E. Bulger

Unofficial Witness

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this          day of June, 2014, by Joshua J. Taube, as Senior Vice President of CHP WATERCREST AT MANSFIELD TX OWNER, LLC, a Delaware limited liability company, on behalf of such limited liability company. He ☐ is personally known to me or ☐ has produced                                          as identification.

(NOTARY SEAL)	/s/ Caren E. Bulger
Notary Public Signature

Caren E. Bulger
(Name typed, printed or stamped)

CONSENTED TO BY LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-K36

By	KEYBANK NATIONAL ASSOCIATION, as Sub-Servicer and Attorney in Fact for WELLS FARGO BANK, NATIONAL ASSOCIATION, Master Servicer

By: /s/ Kurt Tuthill
Name: Kurt Tuthill
Title: Vice President

Address for Notice to Lender:
c/o KeyBank Real Estate Capital
11501 Outlook Street, Suite 300
Overland Park, KS 66211

STATE OF KANSAS

COUNTY OF JOHNSON

This instrument was acknowledged before me on June 26, 2014, by Kurt Tuthill, the Vice President of KEYBANK NATIONAL ASSOCIATION, a national banking association, as Sub-Servicer and Attorney in Fact for WELLS FARGO BANK, NATIONAL ASSOCIATION, Master Servicer for U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-K36, on behalf of said national banking associations.

/s/ Lori A. Martin

Notary Public

Printed Name: Lori A. Martin

My Commission Expires: April 27, 2015

EXHIBIT A

LEGAL DESCRIPTION OF LAND

[Intentionally Omitted]

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

1.	As used in the Security Instrument, all references to Borrower will be deemed to refer to New Borrower.

Assumption Agreement – Loan Agreement Forms (CME and Portfolio)	Exhibit B 3032906 v.4 06/25/2014